EXHIBIT 99.1

Franchise Group, Inc. to Acquire American Freight Group, Inc.

Franchise Group Announces New $700 million Financing

VIRGINIA BEACH, Va., Dec. 30, 2019 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group” or the “Company”), today announced it has entered into a definitive agreement under which it will acquire American Freight Group, Inc. (“American Freight”), a retail chain offering brand-name furniture, mattresses and  home accessories at discount prices, in an all cash transaction valued at approximately $450 million from an affiliate of The Jordan Company, L.P. and other stockholders of American Freight (the “Transaction”).  Upon the closing of the Transaction, Franchise Group’s systemwide revenue, which is defined as total sales for both franchise and company units, will exceed $2.4 billion.

The Transaction is expected to be completed in the first quarter of 2020, subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as other customary closing conditions.

In connection with the signing of the Transaction, Franchise Group intends to sign a new $700 million credit facility with affiliates of Kayne Anderson Capital Advisors, L.P. (“Kayne”) and Great American Capital Partners, LLC (GACP), a subsidiary of B. Riley Financial, Inc. (NASDAQ:RILY), that will provide 100% of the financing needed for the Transaction, including the refinancing of the Company’s term loans for its Buddy’s Home Furnishings and Sears Outlet businesses (the “Financing”). The Financing will close simultaneously with the Transaction. B. Riley FBR, Inc. and Kayne acted as advisors for the Transaction.

Brian Kahn, President & CEO of Franchise Group said, “We are proud to welcome American Freight, its management team and employees to the Franchise Group. American Freight is a deep value, category-defining furniture retail model with a compelling, proven track record of growth and stability throughout economic cycles.” Mr. Kahn continued, “American Freight’s unmatched cash-on-cash unit economics make it an attractive opportunity for franchisees to benefit from a clear whitespace growth opportunity. We expect that combining American Freight with our similarly large-format Sears Outlet business and our small-format Buddy’s Home Furnishings business will generate significant economic synergies over time that will be realized from leveraging corporate overhead, vendor and franchisee partnerships, operating methods, and a common customer base.”

About Franchise Group, Inc.

Franchise Group, Inc. (NASDAQ: FRG) is an operator of franchised and franchisable businesses and uses its operating expertise to drive cost efficiencies and grow its brands.  Franchise Group’s business lines include Liberty Tax Service, Buddy’s Home Furnishings, Sears Outlet and The Vitamin Shoppe.  On a combined basis, Franchise Group operates over 4,300 locations predominantly located in the U.S. and Canada through company-run and franchising agreements.

About American Freight

Since 1994, American Freight Furniture has helped customers save money on quality furniture and mattresses. American Freight buys direct from manufacturers and sells direct in warehouse-style stores. By cutting out the middle-man and keeping its overhead costs low, it can offer quality, new furniture and mattresses at the lowest prices.  American Freight offers same-day delivery on all in-stock items with flexible payment options including free layaway and take it home today for $50 with low, easy payment plans. With 176 stores and over 2 million satisfied customers, American Freight continues to grow while its mission remains the same: sell the best for less every day while delivering excellent customer service.

About The Jordan Company

Founded in 1982, TJC is a middle-market private equity firm that has managed funds with original capital commitments in excess of $11 billion and a 37-year track record of investing in and contributing to the growth of many businesses across a wide range of industries including industrials, transportation & logistics, healthcare & consumer, and telecom, technology & utilities. The senior investment team has been investing together for over 20 years and is supported by the Operations Management Group, which was established in 1988 to initiate and support operational improvements in portfolio companies. Headquartered in New York, TJC also has an office in Chicago. For more information visit: www.thejordancompany.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements may include, but are not limited to, statements relating to the Transaction, including synergies and anticipated benefits resulting therefrom; the product offerings of the Company if the Transaction is consummated and the Financing, which is subject to various significant risks and uncertainties, many of which are outside of the control of the Company. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from historical results and any future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors that could cause actual results to differ materially from forward-looking statements include, among others, the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the business and stock price of the Company; the risk of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the Transaction on the ability of the Company and American Freight to retain and hire key personnel and maintain relationships with their customers, suppliers, partners and others with whom they do business, or on their respective operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the Transaction; legal proceedings related to the Transaction; costs, charges or expenses resulting from the Transaction; the franchising of the American Freight business; and the ability of the Company to implement and execute on its franchise-centric business model; the strength of the economy; changes in the overall level of consumer spending; the performance of the products and services of the Company and American Freight within the prevailing retail or other business environment; implementation of the strategy of the Company and American Freight; management changes; maintaining appropriate levels of inventory; changes in tax policy; ecommerce relationships; disruptions of repair and distribution facilities or information systems; or the failure to satisfy any of the other conditions to the completion of the Transaction. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended April 30, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

INVESTOR RELATIONS CONTACT:
Andrew F. Kaminsky
EVP & Chief Administrative Officer
Franchise Group, Inc.
akaminsky@franchisegrp.com
(914) 939-5161